2nd Quarter and Fiscal Year to Date 2021 Earnings Conference Call Presentation February 8, 2021 Exhibit 99.2

2 Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic, our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) filed by us with the Securities Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relates to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports.. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as income before interest expense, income tax expense, depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income. We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measure, please see today’s press release. Disclaimer

SelectQuote drove top-line and profit results for the 2nd quarter that were ahead of internal expectations. Results were primarily driven by a very strong AEP period in our Senior division. Consolidated revenue totaled $358 million, up 103% year-over-year. Consolidated Adjusted EBITDA* totaled $130 million, up 88% year-over-year Consolidated net income totaled $90 million or $0.55 per diluted share 2nd Quarter Highlights: • Senior revenue totaled $316 million, up 127% year-over-year, and Adjusted EBITDA* totaled $135 million, up 98% year-over-year • Flat LTV of MA policies • 32% increase in Senior agent productivity with 70% increase in avg. productive agents • Final Expense premium growth of 229% • Small acquisition of certain lead generation assets Raising FY 2021 Revenue and Adjusted EBITDA guidance 2nd Quarter Earnings Summary 3 *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 18-20

4 2nd Quarter Review – Examining a Historic AEP Growth 132% YoY Approved MA Policies 117% YoY Total Approved Policies Efficiency 70% Increase in Productive Agents 32% Increase in Agent Productivity Stability $1,268 Flat YoY LTV Customer Focus ~85% CCA New Customer Contact % +98% YoY Adj. EBITDA* *Senior division. See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 18-20.

Differentiated Agent Model Retention of Talent • Six figure top level agent comp • 90%+ level 1 retention rate • Tenured agents 50% more productive Financial Results • Agent productivity improvements • Industry leading LTV’s • Rapid growth at attractive margins 5

Our Approach is Rooted in Sophisticated Technology

Scalable, Proprietary Technology Solutions from End-to-End

Proprietary, purpose-built technology platform

SelectCare

Core proprietary CRM and parent system, with sales enablement / workflow optimization tools, including lead scoring, lead distribution, customer service and cross-sell capabilities

SelectBid	Get A Lead ("GAL")	ARC / AQE	Workflow Tech	SRTS
Advanced lead scoring and purchasing tools	Unique performance and availability-based lead routing	Real-time quoting and underwriting by carrier	Proprietary consumer lifecycle management ("CLM") tool	Proprietary revenue tracking and ASC 606 financial reporting tool

All functions wrapped with Data Science / Machine Learning to constantly optimize outcomes

Lead Acquisition → **Lead Management & Routing** → **Sales** → **Customer Engagement & Lifecycle Management**

Robust, fully-integrated technology platform drives customer lifetime value / ROI

Rich data assets

- Over 30 years of data across millions of transactions
- Over 1 billion consumer and third-party data points

Sophisticated compliance processes

- Tools and systems to audit calls
- Logged and retrievable customer interactions

SELECTQUOTE

6

Purpose-Built Technology Powers Our Wide Funnel Marketing 7

◦ Our market-leading and stable LTVs serve as a strong proof point to the sustainability and strategic advantages of our model ◦ Our differentiated approach to agents and technology delivers high quality growth at rapid scale and increasing agent productivity, which was up 32% Key Takeaways from 2nd Quarter and AEP 8 ◦ This was the most successful AEP in SelectQuote's history with Senior revenue and EBITDA growth of 127% and 98%, respectively ◦ We are growing the business faster than expected and using less cash than expected to do it ◦ Accolades ▪ Top Workplaces USA and regional Best Places to Work Awards

9 69 130 70 142 2Q FY20 2Q FY21 FYTD 20 FYTD 21 176 358 241 482 2Q FY 20 2Q FY 21 FYTD 20 FYTD 21 36% Adj. EBITDA Margin 39% 10 3% *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 18-20. SelectQuote – Consolidated Financial Summary Revenue ($MM) Adj. EBITDA* ($MM) 10 0% 29%29% 88% 10 3%

10 68 135 66 143 2Q 2020 2Q 2021 FYTD 20 FYTD 21 139 316 166 389 2Q 2020 2Q 2021 FYTD 20 FYTD 21 43% Adj. EBITDA Margin 49% 12 7% SelectQuote Senior – Financial Summary Revenue ($MM) Adj. EBITDA* ($MM) 13 4% 37%40% 98% 11 7% *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 18-20.

11 120,120 260,850 150,439 330,343 89,920 208,714 108,399 251,187 6,412 10,451 9,038 16,776 23,788 41,685 33,002 62,380 MA MS Other 2Q 2020 2Q 2021 FYTD 20 FYTD 21 150,743 313,030 187,216 392,647 108,223 246,548 129,074 294,539 9,179 13,273 12,680 20,549 33,341 53,209 45,462 77,559 MA MS Other 2Q 2020 2Q 2021 FYTD 20 FYTD 21 60% 108% 128% CAGR 45% 75% 117% 132% CAGR 63% Total Policies Submitted Total Policies Approved SelectQuote Senior – Policies 71% 110% 128% CAGR 62% 89% 120% 132% CAGR 86%

12 24 31 46 69 19 19 38 373 11 7 31 1 1 1 1 Core Premium Final Expense Ancillary Premium Q2 FY2020 Q2 FY2021 FYTD 20 FYTD 21 6 6 12 17 Q2 FY2020 Q2 FY2021 FYTD 20 FYTD 21 29 36 57 79 Q2 FY2020 Q2 FY2021 FYTD 20 FYTD 21 Adj. EBITDA Margin 18%22% 229% 29% (4)% CAGR 3% 26% Life Premium ($MM) Revenue ($MM) Adj. EBITDA* ($MM) SelectQuote Life – Financial Summary (33)% 318% 49% (1)% CAGR (7)% 40% 40% 21%21% *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 18-20.

13 2 2 4 6 Q2 FY2020 Q2 FY2021 FYTD 20 FYTD 21 9 7 19 17 2Q 2020 2Q 2021 FYTD 20 FYTD 21 15 13 32 30 2Q 2020 2Q 2021 FYTD 20 FYTD 21 Adj. EBITDA Margin 30%18% (15)% 42% (10)% Net New Effective Premium ($MM) Revenue ($MM) Adj. EBITDA* ($MM) *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 18-20. SelectQuote Auto & Home – Financial Summary (6)% (10)% 44% 34%22%

Growing Faster While Using Less Cash *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 18-20. ◦ IPO provided growth capital for the next several years ◦ Post IPO results have exceeded forecasts for revenue and EBITDA ◦ Accelerated growth would typically drive greater cash consumption ◦ Used less Cash Flow from Operations despite faster growth 4QFY20 - 2QFY21 ($MM) 14 485 107 (163) 624 182 (123) Expectation at IPO Actual + 29% + 6 9% $40m Favo rable Revenue Adj. EBITDA* Cash Flow From Operations

• Net cash position of ($79) million ◦ $246 million of cash, cash equivalents, and restricted cash ◦ $325 million of term debt • Available borrowing capacity of $75 million on undrawn revolver • Accounts receivable, short and long term commissions receivable balance of $879 million • Expect to pay full InsideResponse earnout in cash 15 Note: As of December 31, 2020 Capitalization Summary

16 ($'s in millions) Range Implied YoY Growth Revenue $920 - $940 73% - 77% Net Income $138 - $146 70% - 80% Adjusted EBITDA* $230 - $240 49% - 56% *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 18-20. SelectQuote – FY2021 Consolidated Guidance

Supplemental information 17

18 2Q FY 2021 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 315,510 $ 36,375 $ 7,241 $ (852) $ 358,274 Operating expenses (180,955) (29,961) (5,091) (12,746) (228,753) Other expenses, net — — — (21) (21) Adjusted EBITDA 134,555 6,414 2,150 (13,619) 129,500 Share-based compensation expense (1,336) Non-recurring expenses (362) Fair value adjustments to contingent earnout obligations (395) Depreciation and amortization (3,590) Loss on disposal of property, equipment, and software (79) Interest expense, net (6,782) Income tax expense (26,540) Net income $ 90,416 FYTD 2021 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 388,709 $ 79,198 $ 16,779 $ (2,243) $ 482,443 Operating expenses (245,252) (62,307) (11,012) (22,264) (340,835) Other expenses, net — — — (43) (43) Adjusted EBITDA 143,457 16,891 5,767 (24,550) 141,565 Share-based compensation expense (2,259) Non-recurring expenses (822) Fair value adjustments to contingent earnout obligations (1,153) Depreciation and amortization (6,937) Loss on disposal of property, equipment, and software (162) Interest expense, net (13,543) Income tax expense (25,436) Net income $ 91,253 2Q FY 2021 and FYTD 2021 Adjusted EBITDA to Net Income Reconciliation

19 2Q FY 2020 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 138,875 $ 28,980 $ 8,566 $ (124) $ 176,297 Operating expenses (70,765) (22,740) (7,049) (6,775) (107,329) Other expenses, net — — — (3) (3) Adjusted EBITDA 68,110 6,240 1,517 (6,902) 68,965 Share-based compensation expense (9,241) Non-recurring expenses (564) Depreciation and amortization (1,728) Interest expense, net (6,178) Income tax expense (12,184) Net Income $ 39,070 FYTD 2020 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 166,458 $ 56,587 $ 18,619 $ (200) $ 241,464 Operating expenses (100,288) (44,528) (14,612) (12,188) (171,616) Other expenses, net — — — (16) (16) Adjusted EBITDA 66,170 12,059 4,007 (12,404) 69,832 Share-based compensation expense (9,263) Non-recurring expenses (1,394) Depreciation and amortization (3,168) Gain on disposal of property, equipment, and software 2 Interest expense, net (6,883) Income tax expense (11,744) Net Income $ 37,382 2Q FY 2020 and FYTD 2020 Adjusted EBITDA to Net Income Reconciliation

20 (in thousands) Range Net Income $ 138,000 $ 146,000 Income tax expense 42,000 44,000 Interest expense, net 28,000 28,000 Depreciation and amortization 14,000 14,000 Fair value adjustments to contingent earnout obligations 1,000 1,000 Non-recurring expenses 2,000 2,000 Share-based compensation expense 5,000 5,000 Adjusted EBITDA $ 230,000 $ 240,000 FY21 Guidance Adjusted EBITDA to Net Income Reconciliation